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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 30, 2001
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                Date of report (Date of earliest event reported)


                             CONSTELLATION 3D, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

         Florida                       0-28081                13-4064492
----------------------------   ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File No.)      (IRS
    of Incorporation)                                       Employer
                                                            Identification No.)


              230 Park Avenue, Suite 453, New York, New York 10169

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              (Address of Principal Executive Offices and Zip Code)


                                 (212) 983-1107
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.

          A copy of the Press Release issued by Constellation 3D, Inc. on January 30, 2001 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         99.1  Press Release issued by Constellation 3D, Inc. on
               January 30, 2001.


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2001.

                                       CONSTELLATION 3D, INC.


                                       By:  /s/ Leonardo Berezowsky
                                            -----------------------------------
                                       Name:  Leonardo Berezowsky
                                       Title: Senior Vice President of Finance,
                                              Chief Financial Officer